LUMENTUM ANNOUNCES RECEIPT OF ANTITRUST CLEARANCE IN CHINA AND EXPECTED CLOSING DATE OF ITS ACQUISITION OF OCLARO
Milpitas, Calif., December 6, 2018 – Lumentum Holdings Inc. (“Lumentum”) today announced, in connection with its pending acquisition of Oclaro, Inc. (“Oclaro”), that it has obtained antitrust clearance from the People’s Republic of China’s State Administration for Market Regulation. This clearance satisfies the acquisition’s closing condition regarding the receipt of antitrust approval in the People’s Republic of China. As such, Lumentum currently expects that the Oclaro acquisition will close on or around December 10, 2018.

Cautionary Note Regarding Forward-Looking Statements

The statement in this release regarding the expected closing date of the Oclaro acquisition is a forward-looking statement within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This forward-looking statement involves risks and uncertainties that could cause actual results to differ materially from that projected. For more information on this and other risks, please refer to the “Risk Factors” section included in Lumentum’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2018 filed with the Securities and Exchange Commission (“SEC”) on November 1, 2018, in Lumentum’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC on August 28, 2018, and in the Form S-4 filed by Lumentum with the SEC on May 17, 2018, as amended on May 31, 2018, in connection with the Oclaro transaction and in the documents which are incorporated by reference therein. The forward-looking statement contained in this press release is made as of the date hereof and Lumentum assumes no obligation to update such statements, except as required by applicable law.

No Offer or Solicitation
This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It
In connection with the proposed transaction between Lumentum and Oclaro, Lumentum filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of Oclaro that also constitutes a prospectus of Lumentum. The registration statement was declared effective by the SEC on May 31, 2018, and Oclaro commenced mailing the definitive joint proxy statement/prospectus to stockholders of Oclaro on or about June 4, 2018, and the special meeting of the stockholders of Oclaro was held on July 10, 2018.

Lumentum News Release

LUMENTUM AND OCLARO URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by directing a written request to Lumentum Holdings Inc., Investor Relations, 400 North McCarthy Boulevard, Milpitas, CA 95035. Copies of documents filed with the SEC by Oclaro (when they become available) may be obtained free of charge on Oclaro’s website at www.oclaro.com or by directing a written request to Oclaro, Inc. Investor Relations, 225 Charcot Avenue, San Jose, CA 95131.

About Lumentum
Lumentum (NASDAQ: LITE) is a market-leading manufacturer of innovative optical and photonic products enabling optical networking and commercial laser customers worldwide. Lumentum’s optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum’s commercial lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in Milpitas, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com.

Contact
Investors:    Chris Coldren, 408-404-0606; investor.relations@lumentum.com
Media:        Greg Kaufman, 408-546-4235; media@lumentum.com

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